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                                                                   EXHIBIT 99.2

                                  EXHIBIT E

                                ESCROW AGREEMENT


         THIS ESCROW AGREEMENT (the "Escrow Agreement") is made to be effective
as of [March         ], 1998, by and among Robert Cunniffe and Sheldon
Zaslansky ("Shareholders"), AO Capital Corp. ("AO"), American Business
Information, Inc., a Delaware corporation ("Buyer") and [              ] (the
"Escrow Agent"), as contemplated by that certain Stock Purchase Agreement, dated to be effective as of February [ ], 1998, by and among Shareholders, AO and Buyer (the "Stock Purchase Agreement"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Stock Purchase Agreement. Shareholders and AO are sometimes collectively referred to herein as "Sellers".

         WHEREAS, Buyer and Sellers have entered into the Stock Purchase Agreement to provide for the purchase of all of the outstanding common stock, no par value, and warrants to purchase 74 shares of said common stock (together referred to hereinafter as the "Shares"), of Armonk List Companies Corp., a New York corporation (the "Company") (the "Acquisition");

         WHEREAS, the Shareholders and AO have agreed to indemnify Buyer in certain circumstances pursuant to Section 10 of the Stock Purchase Agreement;

         WHEREAS, the closing of the transactions contemplated by the Stock Purchase Agreement are taking place as of the date hereof and the execution of this Escrow Agreement by the parties is an express condition thereto; and

         WHEREAS, Buyer has relied upon the representations, warranties and covenants of Sellers provided in the Stock Purchase Agreement and in schedules, certificates and other documents delivered pursuant to the Stock Purchase Agreement;

         NOW, THEREFORE, to induce Buyer to proceed with the Closing and the Acquisition and in consideration of such Closing and Acquisition, and in further consideration of the mutual covenants and agreements contained herein and in the Stock Purchase Agreement, and intending to be legally bound, the parties hereto do hereby agree as follows:
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                                   ARTICLE I

                                  ESCROW FUND

         SECTION 1.1. Contemporaneous with the execution of this Escrow Agreement, Buyer shall deposit at Closing, by wire transfer of immediately available funds, $2,000,000 of the Purchase Price (the "Escrow Amount") with the Escrow Agent, such deposit to constitute an escrow fund (the "Escrow Fund") to be governed by the terms set forth herein. The Escrow Agent shall invest the Escrow Amount in interest bearing United States government securities or mutual funds rated at least "AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., consisting of United States government securities and repurchase agreements having a maturity not exceeding the Escrow Period. Upon compliance with the terms hereof, Buyer shall be entitled to receive payment from the Escrow Fund for all Losses for which Buyer is entitled to indemnification under Section 10 of the Stock Purchase Agreement.

         SECTION 1.2. The Escrow Agent shall hold, safeguard and dispose of the Escrow Fund in accordance with the terms hereof and shall treat such Escrow Fund as an escrow fund in accordance with the terms hereof and not as the property of Buyer or Sellers.


                                   ARTICLE II

                                 ESCROW PERIOD

         The Escrow Fund shall remain in existence for a period ending on March [ ], 1999 (the "Escrow Period"); provided, however, that the Escrow Fund shall continue to be maintained beyond the Escrow Period to the extent set forth in
Article V hereof, in the event that there exists any Claim (as defined in Article III hereof) that is pending or not yet resolved pursuant to Article IV hereof.

                                  ARTICLE III

                           CLAIMS AGAINST ESCROW FUND

         SECTION 3.1. Upon receipt by the Escrow Agent on or before the last day the Escrow Fund remains in existence of a certificate signed by the Chief Executive Officer or Chief Financial Officer of Buyer and by any Vice President of AO and each of the Shareholders ("Officer's Certificate"):

                 (a) stating that Buyer has a Loss and that Buyer is entitled to indemnification out of the Escrow Fund pursuant to this Escrow Agreement and the Stock Purchase Agreement; and


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                 (b)      specifying in reasonable detail (i) the amount of the
         Loss; (ii) the individual items of Losses included in the amount so stated; (iii) the basis for the Loss and (iv) the section of the Stock Purchase Agreement to which such claim relates;

the Escrow Agent shall, subject to the provisions of Article IV hereof, deliver to Buyer, as promptly as practicable, out of the Escrow Fund, such amount out of the Escrow Fund having a value equal to the amount of such Losses. The Escrow Agent shall make no delivery out of the Escrow Fund pursuant to this
Article III unless the Escrow Agent shall have received the Officer's Certificate signed by each of the parties specified in this Section 3.1 to make such delivery.

         SECTION 3.2. Any claim by Buyer against the Escrow Fund made in an Officer's Certificate pursuant to this Article III shall be referred to herein as a "Claim" or, if multiple, "Claims."

                                   ARTICLE IV

                             RESOLUTION OF DISPUTES

         SECTION 4.1. If AO or either of the Shareholders shall not have consented to the delivery to Buyer of that portion of the Escrow Fund equal to the amount of Losses in respect of any Claim made in an Officer's Certificate pursuant to Article III, AO, Shareholders and Buyer shall attempt in good faith to agree upon the rights of the respective parties with respect to each such Claim. If AO, Shareholders and Buyer so agree, a memorandum setting forth such agreement shall be prepared and signed by Buyer, AO and Shareholders and shall be furnished to each of them and a Officer's Certificate will be presented to the Escrow Agent.

         SECTION 4.2. If no such agreement can be reached after good faith negotiation, but in any event after 30 days after AO or either Shareholder refuses to consent to the delivery of a portion of the Escrow Fund for the amount of a Loss in respect of any Claim made by Buyer (a "Dispute"), such Dispute shall be submitted to mandatory and binding arbitration. The arbitration shall be pursuant to the Commercial Arbitration Rules of the American Arbitration Association (the "AAA"). The arbitration hearing shall be held in such neutral location as the parties may mutually agree. The arbitration panel will have no power or authority, under the Commercial Arbitration Rules of the AAA or otherwise, to relieve the parties from their agreement hereunder to arbitrate or otherwise to amend or disregard any provision of this Agreement, including, without limitation, the provisions of this Section 4.2. Any award rendered by the arbitration panel will be final, conclusive and binding upon the parties and any judgment hereon may be entered and enforced in any court of competent jurisdiction.

         SECTION 4.3. If at any time there shall arise a dispute between AO and Shareholders concerning which of them shall be liable for payment of a Claim or Claims, AO and Shareholders each hereby expressly acknowledge and agree that: (i) such dispute will not in any way whatsoever delay the delivery, in the ordinary course, to Buyer of any amount out of the Escrow Fund pursuant to Article III hereof; (ii) AO and Shareholders shall attempt in good faith to agree upon their rights with respect to each such Claim; (iii) if AO and Shareholders so agree, a memorandum setting forth



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such agreement shall be prepared and signed by AO and Shareholders and shall be furnished to the Escrow Agent and Buyer; and (iv) if no such agreement can be reached after good faith negotiation, but in any event after 30 days after either AO or Shareholders, as the case may be, raises a dispute as referenced in this Section 4.3, then the dispute shall be submitted to binding arbitration before a single arbitrator, who shall be George A. Sirignano, Jr. Esq. or such other arbitrator or arbitrators mutually agreed to by AO and the Shareholders.

                                   ARTICLE V

                          EXPIRATION OF ESCROW PERIOD

         If, upon expiration of the Escrow Period, Buyer shall have asserted a Claim and such Claim is pending or unresolved at the time of such expiration, the Escrow Agent shall retain in the Escrow Fund that portion of the Escrow Amount, net of any distributions made or to be made with respect to other Claims, equal in value to the Loss asserted in such Claim until such matter is resolved. If it is determined that Buyer is entitled to recovery on account of such Claim, the Escrow Agent shall deliver or cause to be delivered to Buyer the Escrow Amount having a value equal to the amount due and payable with respect to such Claim. The first $1,000,000, net of any amounts for which AO is liable under Section 10 of the Stock Purchase Agreement, of the remainder of the Escrow Fund (if there is more than $1,000,000 remaining following any delivery of that portion of the Escrow Fund in accordance with this Article V), shall be delivered to AO pursuant to this Escrow Agreement. If there is less than $1,000,000 remaining, all such remainder,net of any amounts for which AO is liable under Section 10 of the Stock Purchase Agreement, shall be delivered to AO pursuant to this Escrow Agreement. The remainder of the Escrow Fund, if any, following any delivery to AO, shall be delivered to Shareholders pursuant to this Escrow Agreement. If any amount is paid by the Escrow Agent pursuant to a Claim and the actual Losses with respect to such Claim are at any time determined to be less than such payment, Buyer shall promptly return such excess to the Escrow Agent to be deposited into the Escrow Fund, if this Escrow Agreement is then in effect, or to AO or Shareholders, as the case may be in accordance with the provisions of this Article V, if this Escrow Agreement is no longer in effect. Notwithstanding any other provision of this Escrow Agreement, any interest earned on the Escrow Amount will not be considered part of the Escrow Amount and will not be distributed to Buyer. Upon expiration of the Escrow Period, an amount equal to fifty percent of any such interest earned will be distributed to AO and the remaining fifty percent of any such interest earned will be distributed equally between each of the Shareholders.

                                   ARTICLE VI

                   ESCROW AGENT'S RIGHTS AND RESPONSIBILITIES

         To induce the Escrow Agent to act hereunder, it is further agreed that:

                 (a) Any recitals contained in this Escrow Agreement shall be deemed to be those of the principals and not those of the Escrow Agent.



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                 (b)      The Escrow Agent shall not be under any duty to give
         the property held hereunder any greater degree of care than it gives its own similar property.

                 (c) The Escrow Agent may engage legal counsel who may be counsel for any party to the Escrow Agreement and may act upon advice of counsel in reference to any matter connected herewith and shall not be liable for any acts or omissions taken or suffered pursuant to the opinion of such counsel. The fees and expenses of such counsel shall be deemed to be a proper expense for which the Escrow Agent will have a lien against the Escrow Fund.

                 (d) The Escrow Agent shall not be liable in any respect on account of the identity, authority or rights of the parties executing or delivering or purporting to execute or deliver this Escrow Agreement or any documents or papers deposited or called for hereunder. The Escrow Agent shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons.

                 (e) The Escrow Agent shall not be liable for the outlawing of any rights under any statute of limitations with respect to this Escrow Agreement or any documents deposited with the Escrow Agent.

                 (f) The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person, excepting only orders or process of courts of law, and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree of any court, the Escrow Agent shall not be liable to any of the parties hereto or to any other person by reason of such compliance, notwithstanding any such order, judgment or decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

                 (g) The Escrow Agent is authorized to rely on the written instructions of AO or Shareholders as being the acts, respectively, of AO and Shareholders, and the written instructions of the Chief Executive Officer of Buyer as being the act of Buyer.

                 (h) The duties of the Escrow Agent shall be as expressed under this Escrow Agreement, and the Escrow Agent shall have no implied duties. The permissive right or power to take any action shall not be construed as a duty to take action under any circumstances, and the Escrow Agent shall not be liable except in the event of its gross negligence or willful misconduct.

                 (i) The Escrow Agent shall not be called upon to advise any party as to its rights and obligations hereunder.




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                 (j)      In consideration of its acceptance of the appointment
         as the Escrow Agent, and except with respect to the Escrow Agent's own gross negligence or willful misconduct or acts or omissions by the Escrow Agent not in good faith, the other parties hereto agree, jointly and severally, to indemnify and hold the Escrow Agent harmless as to any loss or liability incurred by it to any person, firm or corporation by reason of its having accepted the same or in carrying out any of the terms hereof, and to reimburse the Escrow Agent for all its expenses, including attorneys' fees, incurred by reason of its position hereunder or actions taken pursuant hereto. The Escrow Agent shall have no liability under, or duty to inquire into, the terms and provisions of this Escrow Agreement, and it is agreed that its duties are purely ministerial in nature and that the Escrow Agent shall incur no liability whatsoever except for willful misconduct or gross negligence so long as it has acted in good faith. This paragraph (j) shall survive the termination of the Escrow Agreement.

                 (k) The Escrow Agent may execute any of the duties under this Escrow Agreement by or through agents or receivers.

                 (l) Unless specifically required by this Escrow Agreement, the Escrow Agent shall not be required to give any bond or surety or report to any court despite any statute, custom or rule to the contrary.

                 (m) In the event the Escrow Agent becomes involved in litigation by reason hereof, it is hereby authorized to deposit with the clerk of the court in which the litigation is pending any and all funds, securities or other property held by it pursuant hereto, less its fees, expenses and advances, and thereupon shall stand fully relieved and discharged of any further duties hereunder. Also, in the event the Escrow Agent is threatened with litigation by reason hereof, it is hereby authorized to implead all interested parties in any court of competent jurisdiction and to deposit with the clerk of such court any such funds, securities or other property held by it pursuant hereto, less its fees, expenses and advances, and thereupon shall stand fully relieved and discharged of any further duties hereunder.

                 (n) The Escrow Agent shall not be obligated to risk its own funds in the administration of the Escrow Fund and shall have a lien against any funds, securities or other property in its possession or control for its fees, expenses and advancements. The Escrow Agent need not take any action under this Escrow Agreement which may involve it in any expense or liability until indemnified to its satisfaction for any expense or liability it reasonably believes it may occur.




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                                  ARTICLE VII

                                    RECORDS

         The Escrow Agent shall maintain a record of all Claims against the Escrow Fund filed with it pursuant to Article III, a record of all such Claims which shall become payable as provided in Article III or IV and a record of all payments from the Escrow Fund to Buyer.

                                  ARTICLE VIII

                          RESIGNATION OF ESCROW AGENT

         The Escrow Agent, or any successor, may resign as Escrow Agent hereunder by giving 30 days' written notice thereof to Buyer, AO and Shareholders by registered or certified mail. Such resignation shall become effective following such written notice upon the earlier of the appointment by Buyer, AO and Shareholders of a successor Escrow Agent that accepts the appointment and agrees to be bound by the provisions of this Agreement or the expiration of 30 days thereafter. Upon the effectiveness of such resignation, all duties of the Escrow Agent so resigning shall cease, other than the duty to account in accordance with Article VII. Buyer, AO and Shareholders shall have the right to terminate the appointment of the Escrow Agent hereunder by giving written notice thereof to the Escrow Agent, specifying the date upon which such termination shall take effect. A condition precedent to such termination shall be the designation of a successor Escrow Agent that has accepted the appointment and agreed to be bound by the provisions of this Agreement. In event of such termination, the Escrow Agent shall turn over and deliver to such successor Escrow Agent the Escrow Fund, and any other sums and the records and instruments held by it under this Escrow Agreement and render the accounting required by Article VII.

                                   ARTICLE IX

                                    NOTICES

         All notices and other communications pursuant to this Escrow Agreement shall be in writing and shall be deemed given if delivered personally, sent by a nationally recognized overnight courier, or mailed by registered or certified mail (return receipt requested), postage prepaid, or sent by facsimile (followed with a copy sent by courier or registered or certified mail) to the parties at the following addresses (or at such other address for a party as shall be specified by notice hereunder):

        To Buyer:             American Business Information, Inc.
                              5711 South 86 Circle
                              Omaha, NE  68127
                              Attention:  Steven Purcell, Chief
                              Financial Officer Telephone:  (402)
                              593-4632 Fax:  (402) 537-6197



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        with a copy to:       Michael C. Pallesen
                              Corporate Counsel
                              American Business Information, Inc.
                              5711 South 86 Circle
                              Omaha, NE  68127
                              Telephone:  (402) 537-6743
                              Fax:  (402) 339-0265

        and with a copy to:   Kutak Rock
                              1650 Farnam Street
                              Omaha, NE  68102
                              Attention:  Steven W. Seline
                              Telephone:  (402) 346-6000
                              Fax:  (402) 346-1148

        To AO:                AO Capital Corp.
                              80 Field Point Road
                              Greenwich, CT 06830
                              Attention:  William D. Cotter
                              Telephone:  (203) 622-6600
                              Fax:  (203) 622-1292

        To Shareholders:      Robert Cunniffe
                              [Home address ]

                              Sheldon Zaslansky
                              [Home address]

        To Escrow Agent:      [Name and address]

        with a copy to:       [                 ]


All such notices and other communications shall be deemed to have been received
(a) in the case of personal delivery, on the date of such delivery, (b) in the case of delivery by nationally recognized overnight courier, on the business day following dispatch, (c) in the case of mailing, on the third business day following such mailing, and (d) in the case of a facsimile, when the party receiving such facsimile shall have confirmed receipt of the communication (or when the copy sent by courier or registered or certified mail shall have been deemed to have been received pursuant to clause (a), (b) or (c)).



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                                   ARTICLE X

                             SUCCESSORS AND ASSIGNS

         This Escrow Agreement shall inure to the benefit of and be binding upon the successors and assigns of the parties hereto.

                                   ARTICLE XI

                                 GOVERNING LAW

         This Escrow Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the choice of law principles thereof.

                                  ARTICLE XII

                                  ESCROW FEES

         It is agreed that the fees to be paid to the Escrow Agent in connection with the Escrow Fund, will be paid by Buyer.

                                  ARTICLE XIII

                                    EXPENSES

         In the event of any dispute that results in a suit or other legal proceeding to construe or enforce any provision of this Agreement or because of an alleged breach, default or misrepresentation in connection with any of the provisions of this Escrow Agreement, the parties agree that each party shall be responsible for its own attorneys' fees and other costs incurred in any action or proceeding.

                                  ARTICLE XIV

                                  COUNTERPARTS

         This Escrow Agreement may be executed in any number of counterparts, each of which when so executed shall constitute an original hereof, but all of which together shall constitute one agreement.



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         IN WITNESS WHEREOF, the undersigned have executed this Escrow
Agreement to be effective as of the day and year first above written.



SELLERS:                                  BUYER:

                                          AMERICAN BUSINESS INFORMATION, INC.

                                          By:
----------------------------------           -----------------------------------
Robert Cunniffe


----------------------------------           -----------------------------------
Sheldon Zaslansky


AO CAPITAL CORP.                          ESCROW AGENT

                                          [                 ]
By:                                       By:
   -------------------------------           -----------------------------------



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